Presentation Materials for Investors May 2019 Exhibit 99.1

2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website .

3 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Mo tor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solici tat ion of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activi ty in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or b e r elied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and apprai sal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice. • This presentation is made to and directed only at ( i ) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financ ial Promotion) Order 2005 (the “Order”), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are “qualified investors” within the mea ning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as “Relevant Persons”). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 14 September 2018 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market - news/market - news - home.html. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website .

4 Toyota ’ s Global Businesses Markets vehicles in over 190 countries/regions. 50 overseas manufacturing companies in 26 countries/regions . AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

5 TMC Financial Highlights ¥27,597.1 ¥29,379.5 ¥30,225.6 2017 2018 2019 Net Revenues Twelve Months Ended, Mar 31 ¥1,994.3 ¥2,399.8 ¥2,467.5 2017 2018 2019 Operating Income Twelve Months Ended, Mar 31 ¥1,831.1 ¥2,493.9 ¥1,882.8 2017 2018 2019 Net Income Twelve Months Ended, Mar 31 ¥9,199.5 ¥9,372.1 ¥9,454.4 2017 2018 2019 Total Liquid Assets (1) As of Mar 31 ¥1,211.8 ¥1,302.7 ¥1,465.8 2017 2018 2019 Capital Expenditures Twelve Months Ended, Mar 31 ¥1,037.5 ¥1,064.2 ¥1,048.8 2017 2018 2019 R&D Expenditures Twelve Months Ended, Mar 31 ¥ in billions (1) Cash and cash equivalents, time deposits, marketable debt securities and its investment in monetary trust funds, excluding in each ca se those relating to financial services Source : TMC FY2018 Earnings Release Presentation; TMC FY2019 Earnings Release Presentation

Toyota USA Operations By The Numbers

Toyota By The Numbers[1]

Toyota has been a part of the cultural fabric in the U.S. for 61 years. See below for a showcase of our commitment to the U.S.

33 YEARS MANUFACTURING[2] IN THE U.S.	**2,426,672** 2018 VEHICLES SOLD IN THE U.S.	**1,241,615** 2018 VEHICLES PRODUCED IN THE U.S.[2]	**$32.6B** PARTS AND MATERIALS PURCHASED[3]
$27.3B DIRECT INVESTMENT IN THE U.S.[4]	OVER **179,000** PEOPLE WORKING ACROSS THE U.S.[5]	**10** PLANTS IN THE U.S. AND 14 IN NORTH AMERICA	NEARLY **1,500** TOYOTA AND LEXUS DEALERS
27.6M VEHICLES BUILT IN THE U.S. AND COUNTING[2]	**$30B** DEALER INVESTMENT IN THE U.S.[6]	OVER **$1M** SPENT GLOBALLY EVERY HOUR ON R&D[7]	**$1.05B** IN TOTAL U.S. DONATIONS
NEARLY **116,000** U.S.-BUILT[2] TOYOTAS EXPORTED TO 32 COUNTRIES IN 2018	**15** HYBRID MODELS IN THE U.S. PLUS THE MIRAI FCV IN SELECT MARKETS[8]	**12** SITES WITH CERTIFIED WILDLIFE HABITAT CONSERVATION PROGRAMS	**470,100** JOBS CREATED IN THE U.S.[9]

Our History

- **1957** Toyota Motor Sales, U.S.A established
- **1972** Manufacturing operations begin in U.S.
- **1973** Calty Design Research established
- **1977** Toyota Technical Center, U.S.A. incorporated
- **1986** Toyota breaks ground in Georgetown, KY. The future home of TMMK, Toyota's first wholly-owned vehicle manufacturing plant in the U.S.
- **1987** Toyota U.S.A. Foundation established
- **1993** Arizona Proving Ground established
- **1996** North American manufacturing headquarters established
- **1997** Five millionth North American vehicle produced
- **2000** First hybrid vehicle sold in U.S.
- **2002** Ten millionth North American vehicle produced
- **2006** Hybrid production begins in U.S.
- **2008** One millionth Prius sold globally
- **2010** Toyota North American Center for Quality Excellence established
- **2011** Collaborative Safety Research Center (CSRC) launched
- **2012** 25 Millionth North American vehicle produced
- **2015** Toyota breaks ground on its new North American headquarters in Plano, Texas

1 All data as of December 2018, except where noted. 2 Toyota vehicles and components assembled using U.S. and globally sourced parts. 3 Parts, materials and components (CY2018). Goods and Services (CY 2018). 4 As of March 14, 2019. 5 Based on Toyota data. Includes direct and dealer employees. 6 Includes U.S. (not HI) and Puerto Rico. 7 Global estimate based on FY18 projections of Toyota Motor Corporation. 8 As of CY 2018. 9 Includes direct, dealer and supplier employees and jobs created through their spending.

Source: Toyota USA website

6

7 Toyota Operations Across the U.S. Dots represent category presence within a state and not quantity of location.  Offices  Engineering & Manufacturing  Design, Research & Development  Dealerships INDIANA Sienna since 1997 (in IN since 2003) Sequoia since 2000 Highlander since 2009 (Highlander Hybrid in IN since 2013) KENTUCKY Camry since 1988 (Camry Hybrid in KY since 2006) Avalon since 1994 (Avalon Hybrid in KY since 2012) Lexus ES 350 since 2015 TEXAS Tacoma since 1991 (in TX since 2010) Tundra since 1998 (in TX since 2006) MISSISSIPPI Corolla since 1986 (in MS since 2011)

8 Toyota Motor North America, Inc. 38M Toyota’s vehicle production in North America since 1986 16 Number of advanced technology Toyota and Lexus vehicles on the market in North America 17 Consecutive months of Tacoma sales increases 46M Corolla vehicles sold globally since introduction in 1966 31 Planned new, redesigned, or refreshed models in the Toyota and Lexus lineups from January 2019 through 2021 $13B Planned investment in U.S. manufacturing, R&D, and operations between FY18 and FY22 Source: Toyota Motor North America, Inc. Reports

9 Toyota and Lexus Third Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2019 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (5 th year running) 2019 IIHS Top Safety Pick+ Awards 3 qualifying Toyota and Lexus models 2 Toyota models Top Safety Pick 2019 Edmunds Buyers Most Wanted Toyota Highlander, Toyota Tacoma, Lexus ES 350, Lexus RX 350 2019 J.D. Power and Associates Vehicle Dependability Survey Lexus ranked No. 1 overall Toyota ranked No. 2 overall 2018 Kelley Blue Book Best Overall Luxury Brand and Most Trusted Luxury Brand Lexus Brand Winner 2018 Kelley Blue Book Best Resale Value Toyota No. 1 Brand Winner (3 out of top 5 Best Resale Values for 2017) 2018 U.S. News Best Cars for the Money Toyota Avalon, Toyota Camry, Lexus ES, Lexus RX 350 2018MY NHTSA 5 - Star Overall Rating 24 Toyota and Lexus models 2018 IIHS Recommended Used Vehicle List for Teens 7 Toyota vehicles 2018 Consumer Reports Lexus & Toyota No. 1 and No. 2 brands in brand reliability 2018 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2018 U.S. News Best Cars for Families 2018 Toyota Camry

10 Toyota and Lexus Vehicle Highlights RAV4 Corolla Supra ES NX Hybrid RX

11 Next Generation Technology MaaS e - Palette Autonomous TRI - P4 Fuel Cell Mirai / Tri - Gen / Project Portal 2.0

12 Toyota Financial Services

13 TFS Group Global Presence TOYOTA FINANCIAL SERVICES Global Network AMERICAS • Argentina • Brazil • Canada • Mexico • Puerto Rico • U.S.A. • Venezuela EUROPE/AFRICA • Czech • Italy • Slovakia • Denmark • Kazakhstan • South Africa • Finland • Netherlands • Spain • France • Norway • Sweden • Germany • Poland • U.K. • Hungary • Portugal • Ireland • Russia ASIA/PACIFIC • Australia • Malaysia • China • New Zealand • India • Philippines • Indonesia • Taiwan • Japan • Thailand • Korea • Vietnam

14 Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Over 4.5 million active finance contracts (1) • AA - (2) /Aa3 (2) rated captive finance company by S&P/Moody’s • Credit support agreement structure with TFSC/TMC (3) (1) As of March 2019. Source : Company Reports (2) Outlook stable (3) The Credit Support Agreements do not apply to securitization transactions

15 TMCC Products and Services 87% 6% 7% $9.37B FYTD19 Revenue ʄ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ʄ Consumer Financing • Retail • Lease ʄ Insurance Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection Source : TMCC December 31, 2018 10 - Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Insurance earned premiums and contract revenues for the nine months ended December 31, 2018.

16 Extensive Field Organization • Decentralized dealer and field support • Centralized servicing and collections (circled) ʄ BOSTON ʄ CENTRAL ATLANTIC ʄ CHICAGO ʄ CINCINNATI ʄ DENVER ʄ GULF SHORES ʄ KANSAS CITY ʄ LOS ANGELES ʄ NEW YORK ʄ PORTLAND ʄ SAN FRANCISCO ʄ SOUTHEAST TOYOTA  TFS HQ  TFS Regional Office ʄ Customer Service Center  Toyota Financial Savings Bank  Dealer Sales and Service Office  Dealer Funding Team

31.4 36.5 38.1 38.7 38.5 49.9 49.8 50.7 52.3 53.0 15.6 15.8 17.8 17.3 16.6 $96.9 $102.1 $106.6 $108.3 $108.1 Mar-15 Mar-16 Mar-17 Mar-18 Dec-18 Total Managed Assets Lease Retail Wholesale 38.4 35.7 37.8 40.4 41.9 11.5 14.1 12.9 11.9 11.1 $49.9 $49.8 $50.7 $52.3 $53.0 Mar-15 Mar-16 Mar-17 Mar-18 Dec-18 % Unencumbered 77% 72% 75% 77% 79% Total $49.900 $49.800 $50.700 $52.300 $53.000 Sold Retail $11.5 $14.1 $12.9 $11.9 $11.1 Retail $38.4 $35.7 $37.8 $40.4 $41.9 Retail Assets Sold Retail Retail 30.2 34.0 33.2 33.0 32.0 1.2 2.5 4.9 5.7 6.5 $31.4 $36.5 $38.1 $38.7 $38.5 Mar-15 Mar-16 Mar-17 Mar-18 Dec-18 % Unencumbered 96% 93% 87% 85% 83% Total $31.400 $36.500 $38.100 $38.700 $38.500 Sold Lease $1.2 $2.5 $4.9 $5.7 $6.5 Lease $30.2 $34.0 $33.2 $33.0 $32.0 Lease Assets Sold Lease Lease TMCC Earning Asset Composition 17 $ in billions Source : TMCC March 31, 2016 10 - K, March 31, 2018 10 - K, & December 31, 2018 10 - Q

18 TMCC Financial Performance $7,491 $7,951 $8,694 2016 2017 2018 Nine Months Ended, Dec 31 Total Financing Revenues $2,159 $2,312 $2,306 2016 2017 2018 Net Revenues Nine Months Ended, Dec 31 $358 $3,358 $500 2016 2017 2018 Net Income Nine Months Ended, Dec 31 0.38% 0.43% 0.38% 2016 2017 2018 60+ Days Delinquent (1) As of Dec 31 0.53% 0.58% 0.55% 2016 2017 2018 As of Dec 31 Allowance for Credit Loss (1)(2) 0.46% 0.38% 0.33% 2016 2017 2018 Net Credit Losses (1)(3) Nine Months Ended, Dec 31 $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses) (3) Net Credit Losses : results are annualized Source : December 31, 2017 10 - Q and December 31, 2018 10 - Q

19 TMCC Funding Programs

TMCC Funding Program Objectives

Highly Liquid and Well Diversified

P-1 | A-1+

Direct Issue
Commercial Paper Program

$20.5B

Committed Bank
Credit Facilities

$7.4B

Average Liquidity Portfolio
Balance for Q3FY19

$70B +

Readily Salable
Retail Loans and Leases

EUR
NZD **JPY**
USD
GBP **AUD**

Global Issuance Capacity

Intercompany Lending
Infrastructure

Investor Focused

Long-Term Perspective

Best-in-Class Execution

Responsive

Flexible

Innovative

Diversity and Inclusion



TOYOTA MOTOR CREDIT CORPORATION
TMCC
$1,250,000,000
TOYOTA
DIVERSITY | INCLUSION



GREEN BACKED



November 2017
TOYOTA MOTOR CREDIT CORPORATION
TMCC
Toyota Motor Credit Corporation
€600mn 0.00% Green Notes due 2021
€600mn 0.625% Notes due 2024
BARCLAYS
BNP PARIBAS
ING
UniCredit

Green Bonds

Source: TMCC December 31, 2018 10-Q and Company Reports

20

21 Commercial Paper Program Highlights P – 1 | A – 1 + Moody’s S&P Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $5.5B Multi - Party Bilateral Backed by $20.5B of Committed Bank Credit $26.4B Average Outstanding Balance TMCC and TCPR as of December 31, 2018 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC December 31, 2018 10 - Q and Company Reports

22 TMCC FY19 Funding Overview *Net of retained Figures may not add up to 100% due to rounding Source: Company Reports as of March 31, 2019 ABS , 38% Global , 29% MTN , 16% Uridashi , 8% Structured , 3% EMTN , 3% Loan , 2% $19.7B Term Debt Funded FY2019 $12.2B $4.5B $3.0B Unsecured Public ABS* Private ABS*

23 Diversification in Debt Offerings TMCC Long Term Debt Outstanding Global MTN , $29,300 EMTN / Eurobonds , $16,793 Public / Private ABS , $11,603 MTN , $6,240 Other , $4,450 By Deal Type USD , 55,776 EUR , 7,047 AUD , 3,841 GBP , 1,087 Other , 636 By Currency $ in millions Source: Company Reports as of April 30, 2019

24 Funding Flexibility And Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding Source: Company Reports as of April 30, 2019 58% 45% 37% 49% 63% 37% 44% 51% 38% 38% 5% 11% 12% 13% FY16 FY17 FY18 FY19 FYTD20 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TMCC Retail Loan Collateral & ABS Transactions 25

26 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

27 Origination Characteristics 51% 46% 46% 42% 35% 19% 20% 24% 25% 20% 30% 34% 30% 32% 45% CY14 CY15 CY16 CY17 CY18 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 726 720 726 734 735 CY14 CY15 CY16 CY17 CY18 Weighted Average FICO 64 65 66 69 68 CY14 CY15 CY16 CY17 CY18 Weighted Average Original Term 76% 75% 74% 77% 77% 24% 25% 26% 23% 23% CY14 CY15 CY16 CY17 CY18 New vs Used New Used *Percentages may not sum to 100% due to rounding. Source: Company Reports as of January 31, 2019

28 Retail Managed Portfolio Performance $53 $51 $50 $50 $49 $47 $45 $45 $43 FY18 FY17 FY16 FY15 FY14 FY13 FY12 FY11 FY10 Receivables Principal Balance $52 $53 Dec 2017 Dec 2018 3.16 3.18 3.16 3.21 3.22 3.16 3.12 3.19 3.09 FY18 FY17 FY16 FY15 FY14 FY13 FY12 FY11 FY10 Contracts Outstanding (#M) 3.16 3.12 Dec 2017 Dec 2018 0.0% 0.5% 1.0% 1.5% 2.0% FY18 FY17 FY16 FY15 FY14 FY13 FY12 FY11 FY10 0.68% 0.60% 0.65% 0.59% 0.56% 0.49% Dec 2017 Dec 2018 Dec 2017 Dec 2018 Dec 2017 Dec 2018% 60+D Past Due Gross Charge Offs Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% FY18 FY17 FY16 FY15 FY14 FY13 FY12 FY11 FY10 0.75% 0.68% 1.16% 1.15% Dec 2017 Dec 2018 Dec 2017 Dec 2018% 60+D Past Due % Repossessed Performance by Contracts Outstanding $ in billions Source: Company Reports as of December 31, 2018

29 Cumulative Net Losses by Vintage 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Source: Company Reports as of January 31, 2019

30 ABS Deal Characteristics $ in thousands *Percentages may not sum to 100% due to rounding. Source: Company Reports as of April 30, 2019 748 757 761 2010-A 2013-A 2015-C 2017-C 2019-B Average FICO $13 $19 $0 $5 $10 $15 $20 $25 2010-A 2013-A 2015-C 2017-C 2019-B Thousands Average Principal Balance 62 62 66 40 47 50 22 15 16 2010-A 2013-A 2015-C 2017-C 2019-B Original and Rem Term (months) Original Term Remaining Term Seasoning 59% 45% 41% 55% 2010-A 2013-A 2015-C 2017-C 2019-B Receivables by Vehicle Type (%)* Sedans and Vans Trucks and SUVs

TAOT Cumulative Net Losses

2010, 2011, 2012 Series



TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

2013, 2014, 2015 Series



TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

2016 and 2017 Series



TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

2018 and 2019 Series



TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
TAOT 2019-A
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

Source: Company Reports as of May 15, 2019 payment date

31

32 Appendix

33 TMC Consolidated Financials Summary Numbers may not sum to total due to rounding. Source : TMC FY2018 Financial Summary; FY2019 Financial Summary Consolidated Income Statement (JPY billions) 2017 2018 2019 Net Revenues 27,597.1 29,379.5 30,225.6 Operating Income 1,994.3 2,399.8 2,467.5 Net Income 1,831.1 2,493.9 1,882.8 Consolidated Balance Sheet (JPY billions) 2017 2018 2019 Current assets 17,833.6 18,152.6 18,879.2 Noncurrent finance receivables, net 9,012.2 9,481.6 10,281.1 Investment & other assets 11,707.1 12,406.3 12,091.1 Property, plant & equipment, net 10,197.1 10,267.6 10,685.4 Total Assets 48,750.1 50,308.2 51,936.9 Liabilities 30,081.2 30,386.1 31,371.7 Shareholders' equity 18,668.9 19,922.0 20,565.2 Total Liabilities & Shareholders' Equity 48,750.1 50,308.2 51,936.9 March 31, Fiscal Year Ended March 31,

TMCC Financial Performance Summary

Consolidated Income Statement

(USD millions)	Fiscal Year Ended March 31, 2015	2016	2017	2018	Nine Months Ended December 31, 2018
Total Financing Revenues	8,310	9,403	10,046	10,717	8,694
add: Other Income	832	1,080	1,200	1,139	840
less: Interest Expense and Depreciation	5,593	7,051	8,607	8,892	7,228
Net Financing Revenues and Other Revenues	3,549	3,432	2,639	2,964	2,306
Net Income	1,197	932	267	3,410	500

Credit Performance

	Fiscal Year Ended March 31, 2015	2016	2017	2018	Nine Months Ended December 31, 2018
Over 60 Days Delinquent (1)	0.21%	0.26%	0.27%	0.30%	0.38%
Allowance for Credit Losses (1) (2)	0.50%	0.52%	0.58%	0.55%	0.55%
Net Credit Losses (1)	0.29%	0.38%	0.47%	0.39%	0.33%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses)

Source: *TMCC March 31, 2016 10-K, March 31, 2018 10-K & December 31, 2018 10-Q*

34

35 Credit Support Agreements TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

36